                                                                    EXHIBIT 10.8



                               INDENTURE OF LEASE

            This indenture of lease made and entered into at Norwalk, Ohio, this 23rd day of September, 1994, by and between SOUTHVIEW BUSINESS CENTER, LTD., A LIMITED PARTNERSHIP OF 156 S. NORWALK RD., NORWALK, OH 44857, hereinafter referred to as LESSOR and SMS GEOTRAC, INC., A DELAWARE CORPORATION WITH PRINCIPAL OFFICES AT 3900 LAYLIN RD., NORWALK, OH 44857, hereinafter referred to as LESSEE, WITNESSETH:

            1. That for the term, at the rent and otherwise upon the terms, conditions and provisions hereinafter contained, Lessor does hereby let and lease unto Lessee the following described premises, to wit:

            KNOWN GENERALLY AS THE NORTHERN ONE-HALF (1/2) OF THE BUILDING KNOWN AS SOUTHVIEW BUSINESS CENTER INCLUDING APPROXIMATELY 16000 SQ. FT. OF WAREHOUSE AND OFFICE SPACE AT 156 S. NORWALK RD., NORWALK, OH, NORWALK TOWNSHIP.

to have and to hold for a term of seven (7) years, commencing on the first day of occupancy or no later than the completion date of new office construction within the said premises, and ending exactly seven (7) years thereafter; provided Lessee shall have the right to renew this Lease upon the same terms and conditions, including the rent hereinafter specified, for a like period of five
(5) years. To exercise this option to renew, Lessee shall notify Lessor of its intention to renew no later than Ninety (90) days prior to lease end.

            2. Said Lessee hereby agrees to pay the sum of Eighty-Four Thousand Eight Hundred Forty and 00/100 ($84,840.00) Dollars rent per year during the continuance of this lease, which rent is to be paid by the Lessee in monthly installments of Seven Thousand Seventy and 00/100 ($7,070.00) Dollars each, payable on the first day of each month, in advance, from the commencement of the term of this lease.

            3. Lessee shall have the right to make such additions, alterations and improvements, in and to the building on the demised premises as he deems necessary or desirable provided; however, that in constructing such additions, alterations or improvements, Lessee does not unreasonably interfere with the operation of the Lessor's business.

            4. Lessee agrees to make no structural changes or alterations in the premises or the improvements thereof without first obtaining Lessor's written consent, which consent shall not be unreasonably withheld. Any permission given by the Lessor to make structural changes or alterations, shall be on the condition that the work shall be at Lessee's expense, unless otherwise agreed in writing, and shall be in accordance with the applicable building and safety codes, and shall be such as not to weaken any structure or building.

            5. All additions, fixtures, improvements and repairs including utility upgrades made upon the premises by Lessee shall thereafter be the property of the Lessor, except and/or unless it is mutually agreed in writing that any such items are the sole property of Lessee and may be removed by it upon the termination of this lease.

            6. In the event that Lessee makes any alterations, improvements or additions to the premises as hereinabove provided, Lessee shall promptly pay all expenses therefor and hereby agrees to and does indemnify Lessor for labor and/or materials furnished, and in the event any mechanic's lien is filed as a result of work contracted for by Lessee, Lessee will immediately pay the same and cause any such lien to be satisfied and discharged of record. Lessee further agrees to reimburse Lessor for any expenses incurred by Lessor as a result of any liens attaching to the property as a result of any alterations, improvements or additions made by Lessee, including but not limited to attorney's fees incurred by Lessor.

            7. Lessor shall, during the term of this lease, pay all real estate taxes and assessments of every nature levied and assessed against the demised premises including all buildings and improvements presently thereon. Lessee shall pay all taxes and assessments upon any equipment belonging to Lessee at the demised premises.

            8. Lessee shall, during the term of this lease, pay all charges for gas, electricity, heat, air-conditioning and water used or supplied to the demised premises such as would apply to ordinary office equipment and facilities.

            9. In the event that any part of the office space herein rented is appropriated or otherwise taken under the power of eminent domain, then Lessee shall have the right and option to terminate this lease by giving ninety (90) days written notice of such intention to Lessor; such option to be exercised within six (6) months of the date upon which title vests in the condemning authority. In the event that any part of the building or improvements on said premises are appropriated or taken as hereinabove described, and Lessee does not elect to terminate this lease, the rental shall be reasonably reduced in the proportion that the value of the building or improvements so appropriated bears to the total value of the premises herein demised. In the event this lease is terminated in accordance herewith, the rental shall be adjusted to the date of termination and Lessee shall not have further duty or obligation hereunder.

            10. Lessor shall make at its own expense all repairs, alterations and improvements to the building located on the demised premises which may be necessary to maintain the same in good condition and repair, or which may be necessary in order that the demised premises and improvements thereon shall conform to all lawful requirements, laws, and ordinances, the direction of proper public authority and the requirements of all policies of insurance then in force; except that Lessee agrees to keep the demised premises in a clean and orderly condition at all times. Lessee shall retain responsibility for replacement of light bulbs within the leased space and such janitorial services as may be necessary from time to time. Lessor will be responsible for all exterior maintenance and snow and ice removal.

            11. Lessee shall not commit or suffer any waste or damage to any building or improvements on the demised premises.

            12. Lessee agrees that Lessor or its representatives, with the consent of Lessee, which consent shall not be unreasonably withheld, shall have the right at all reasonable times to enter upon and to inspect the demised premises to ascertain that Lessee is carrying out the terms, conditions and provisions hereof, and to make the necessary repairs, improvements and alterations as hereinabove provided. Lessor shall take all reasonable steps not to interfere with the business activity of Lessee during any inspection or construction of the demised premises.

            13. Lessee shall, upon termination of this lease by lapse of time or otherwise, surrender up and deliver the premises together with all improvements made thereon by Lessee in as good order and repair as when first received or constructed, reasonable wear and use thereof excepted.

            14. In the event Lessee remains in possession of the demised premises after the term of this lease including any renewal thereof, it shall be deemed a tenant from month to month only, at the monthly rental payment provided for in this lease, and governed in all other things except as to the duration of the term by provisions of this lease.

            15. Lessee agrees to indemnify and save Lessor harmless from all loss, cost and expense by reason of injury to any person or property in, on or about the demised premises, which injury results from the Lessee's use of the demised premises. Lessee further agrees to carry public liability insurance covering its use of said premises in the following amounts:

                 $300,000. PER PERSON; $500,000. PER OCCURRENCE

Lessee shall deposit with Lessor a copy of such policy or policies, as well as proof of payment of all premiums. Lessor will carry insurance coverage equal to or higher than that required of Lessee.

            16. This lease shall not be assigned, transferred, or the premises, or any part thereof, sublet without the previous written consent of Lessor and subject to such conditions as Lessor may impose, but such consent shall not be unreasonably withheld. Any attempted assignment or transfer hereof or subletting or under-renting without such written consent shall be wholly null and void; providing, however, that this paragraph shall not prohibit assignment to any corporation pursuant to an agreement of merger or consolidation between Lessee and such corporation, nor shall this paragraph prohibit subletting to any partly or wholly owned subsidiary of Lessee. In the event of such an assignment to a corporation, Lessee shall remain liable for the faithful performance of all the provisions of this lease, including the payment of rent. Lessee may request of Lessor an early termination of this lease. Such request shall be made in writing. Lessor may agree to early termination if a suitable tenant(s) is found to complete the current lease term of Lessee.

            17. Lessee shall have the right at his sole cost and expense during the term hereof or any renewal terms, to erect, maintain and operate any signs, electrical or otherwise, in front of said building or attached to the exterior walls thereof; provided, Lessee shall first obtain the consent and approval of Lessor, which shall not be unreasonably withheld, in writing as to the location and design, and further provided any such signs are erected and maintained in accordance with all regulations, laws and ordinances applicable thereto.

            18. In the event of a fire or other casualty destroys a portion of the area leased by Lessee hereunder, Lessor shall immediately begin all repairs necessary to restore said premises as nearly as possible to their original condition and shall complete such repairs in a diligent and workmanlike manner and in as little time as possible having due regard for the nature and extent of the damage. In such a case, the rent will be reduced in the ratio the damaged area bears to approximately 16,000 square feet. It is understood and agreed that, if the leased premises or any part thereof shall be destroyed or rendered unfit by fire or other casualty for use or occupancy as in the sole judgment of Lessee would make it impossible or impractical to conduct its operations and Lessor shall not restore the same as aforesaid, then Lessee shall have the option of terminating this lease.

            19. It is distinctly understood between the parties hereto that all agreements and understandings of any character heretofore had between them are embodied in this instrument, and no changes shall be made herein unless the same shall be in writing and duly signed by the parties hereto in the same manner and form as this lease has been executed.

            20. All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All such notices, demands and requests by Lessor to Lessee shall be sent to Lessee at the demised premises or at such other place that Lessee may from time to time designate in writing.

            21. Lessor hereby covenants and agrees with Lessee that if Lessee shall perform all of the covenants and agreements herein agreed to be performed on his part, the said Lessee shall, at all times during the term hereof or of any renewal term, have the peaceable and quiet enjoyment and possession of the leased premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming said premises.

            22. The terms, conditions and provisions of this lease shall inure to and be binding upon Lessor and Lessee and their respective heirs, executors, administrators, successors, and assigns.

            IN WITNESS thereof, Lessor and Lessee have executed this lease as of the day and year first above written.



WITNESSES:                                   LESSOR:
                                             SOUTHVIEW BUSINESS CENTER, LTD.


/s/ Cynthia S. Tallman                       By: /s/ John E. Gelvin, Jr.
----------------------------------              --------------------------------
                                                  GENERAL PARTNER
/s/ Janet Roble
----------------------------------



                                             LESSEE:
                                             SMS GEOTRAC, INC.


/s/ D.P. Casper                              By: /s/ Daniel J. White
----------------------------------              --------------------------------
                                                  PRESIDENT
/s/ B.R. Churchwell
----------------------------------

                          ADDENDUM I TO LEASE AGREEMENT

            THIS ADDENDUM reflects a change in the rent and term of LEASE made and entered into the 23RD day of SEPTEMBER, 1994, by and between SOUTHVIEW BUSINESS CENTER, LTD., A LIMITED PARTNERSHIP, the LESSOR, and SMS GEOTRAC, INC., the LESSEE. The change in rent payment and term of lease is based upon structural changes to the space occupied by the Lessee. Areas designated "Computer" and "Administration" have been completed as finished office space. First Floor infrastructure (rough-in plumbing, reinforced footers for Second Floor, etc.) has been completed. These changes are based in general on the Phase II First Floor Plan drawings, (Attachment A) dated November, 1994, by Charles M. Effinger, Architect. Lessor does hereby let and lease unto Lessee the following described premises, to wit:

            KNOWN GENERALLY AS THE NORTHERN ONE-HALF (1/2) OF THE BUILDING KNOWN AS SOUTHVIEW BUSINESS CENTER INCLUDING PHASE II IMPROVEMENTS TO WAREHOUSE AND OFFICE SPACE AT 156 S. NORWALK RD., NORWALK, OH, NORWALK TOWNSHIP.

to have and to hold for a term of seven (7) years, commencing on the first day of occupancy or no later than the completion date of new construction within the said premises, and ending exactly seven (7) years thereafter, provided Lessee shall have the right to renew this lease upon the same terms and conditions, including the rent hereinafter specified, for a like period of five (5) years.

            Lessee hereby agrees to pay an additional sum of Twenty-eight Thousand Eight Hundred and 00/100 ($28,800.00) Dollars rent per year during the term of this lease, which rent is to be paid by the Lessee in monthly installments. Said monthly installments of Two Thousand Four Hundred and 00/100 ($2,400.00) Dollars when added to current monthly installments of Seven Thousand Seventy and 00/100 ($7,070.00) Dollars should total Nine Thousand Four Hundred Seventy ($9,470.00) Dollars each, payable on the first day of occupancy as specified herein prorated as necessary to the first day of the month, thence monthly on the first day of the month thereafter for the term of the lease.

            All the terms found in the original Indenture of Lease shall apply to this space.


IN THE PRESENCE OF:                          LESSOR:
                                             SOUTHVIEW BUSINESS CENTER, LTD.


/s/ Cynthia S. Tallman                       By: /s/ John E. Gelvin, Jr.
----------------------------------              --------------------------------
                                                  GENERAL PARTNER

                                             LESSEE:
                                             SMS GEOTRAC, INC.


/s/ D.P. Casper                              By: /s/ Daniel J. White
----------------------------------              --------------------------------
                                                  PRESIDENT
/s/ Signature Not Legible
----------------------------------



STATE OF OHIO       }
                    }: ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came JOHN E. GELVIN, JR., A GENERAL PARTNER OF THE SOUTHVIEW BUSINESS CENTER, LTD. who acknowledged that he did execute the foregoing Indenture of Lease for the purposes therein contained by signing his name as Lessor.

            IN WITNESS WHEREOF, I have hereunto set me hand and official seal at Norwalk, Ohio, this 1st day of March, 1995.


                                        /s/ Leisha D. Rospert
                                        ----------------------------------------
                                        LEISHA D. ROSPERT, NOTARY PUBLIC
                                        MY COMMISSION EXPIRES: 3-7-96
                                                              ------------------



STATE OF OHIO       }
                    } ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came DANIEL WHITE, PRESIDENT OF SMS GEOTRAC, INC., who acknowledged that he executed the foregoing Indenture of Lease for the purposes therein contained by signing his name as Lessee.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Norwalk, Ohio, this 20th day of March, 1995.


                                   /s/ Elizabeth A. Adams, Notary, State of Ohio
                                   ---------------------------------------------
                                   NOTARY PUBLIC
                                   MY COMMISSION EXPIRES: 12/7/95
                                                         -----------------------

                         ADDENDUM II TO LEASE AGREEMENT

            THIS ADDENDUM reflects a change in the rent payments and term of LEASE made and entered into on the 23RD day of SEPTEMBER, 1994, as well as ADDENDUM I, dated the 1ST day of MARCH, 1995, by and between SOUTHVIEW BUSINESS CENTER, LTD., A LIMITED PARTNERSHIP, the LESSOR, and SMS GEOTRAC, INC., the LESSEE. The change in rent payment and term of lease is based upon structural changes to the space occupied by the Lessee. All remaining open warehouse space has been completed as finished office space including upgrades to utilities, parking and other exterior areas. Lessor does hereby let and lease unto Lessee the following described premises, to wit:

            KNOWN GENERALLY AS THE NORTHERN ONE-HALF (1/2) OF THE BUILDING KNOWN AS SOUTHVIEW BUSINESS CENTER INCLUDING ALL IMPROVEMENTS TO APPROXIMATELY 21000 SQUARE FEET OF OFFICE SPACE AT 156 S. NORWALK RD., IN THE TOWNSHIP OF NORWALK, STATE OF OHIO.

to have and to hold for a term of seven (7) years, commencing on the 1ST day of DECEMBER, 1995, and ending exactly seven (7) years thereafter; provided Lessee shall have the right to renew this lease upon the same terms and conditions, including the rent hereinafter specified, for a like period of five (5) years.

            Lessee agrees to pay the monthly water bill as pertaining to the above described premises for the term of this lease.

            Lessee hereby agrees to pay an additional sum of One Hundred Three Thousand, Thirty-Two and 00/100 ($103,032.00) Dollars rent per year during the term of this lease, which rent is to be paid by the Lessee in monthly installments. Said monthly installments of Eight Thousand Five Hundred Eighty-Six and 00/100 ($8,586.00) Dollars when added to current monthly installments of Nine Thousand Four Hundred Seventy and 00/100 ($9,470.00) Dollars should total Eighteen Thousand Fifty-Six and 00/100 ($18,056.00) Dollars each, payable on the first day of occupancy as specified, thence monthly on the first day of the month thereafter for the term of the lease.

            All the terms found in the original Indenture of Lease shall apply to this space.

IN THE PRESENCE OF:                          LESSOR:
                                             SOUTHVIEW BUSINESS CENTER, LTD.


/s/ Charles E. Steffanni                     By: /s/ John E. Gelvin, Jr.
----------------------------------              --------------------------------
                                                GENERAL PARTNER
/s/ Michael T. [Illegible]
----------------------------------



                                             LESSEE:
                                             SMS GEOTRAC, INC.


/s/ Joan N. Johnson                          By: /s/ Daniel White
----------------------------------              --------------------------------
                                                PRESIDENT
/s/ Shirley M. Stang
----------------------------------



STATE OF OHIO       }
                    }: ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came JOHN E. GELVIN, JR., A GENERAL PARTNER OF THE SOUTHVIEW BUSINESS CENTER, LTD. who acknowledged that he did execute the foregoing Addendum II to the Indenture of Lease for the purposes therein contained by signing his name as Lessor.

            IN WITNESS WHEREOF, I have hereunto set me hand and official seal at Norwalk, Ohio, this 8th day of December, 1995.


                                        /s/ Leisha D. Rospert
                                        ----------------------------------------
                                        LEISHA D. ROSPERT, NOTARY PUBLIC
                                        MY COMMISSION EXPIRES: 3-7-96
                                                              ------------------



STATE OF OHIO       }
                    }: ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came DANIEL WHITE, PRESIDENT OF SMS GEOTRAC, INC., who acknowledged that he executed the foregoing Addendum II to the Indenture of Lease for the purposes therein contained by signing his name as Lessee.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Norwalk, Ohio, this 8th day of December, 1995.


                                  /s/ Elizabeth A. Adams
                                   ---------------------------------------------
                                   NOTARY PUBLIC ELIZABETH A. ADAMS
                                   MY COMMISSION EXPIRES: 12/7/99
                                                         -----------------------

                         ADDENDUM II TO LEASE AGREEMENT

            THIS ADDENDUM reflects a change in the rent payments and term of LEASE made and entered into on the 23RD day of SEPTEMBER, 1994, as well as ADDENDUM I, dated the 1ST day of MARCH, 1995, by and between SOUTHVIEW BUSINESS CENTER, LTD., A LIMITED PARTNERSHIP, the LESSOR, and SMS GEOTRAC, INC., the LESSEE. The change in rent payment and term of lease is based upon structural changes to the space occupied by the Lessee. All remaining open warehouse space has been completed as finished office space including upgrades to utilities, parking and other exterior areas. Lessor does hereby let and lease unto Lessee the following described premises, to wit:

            KNOWN GENERALLY AS THE NORTHERN ONE-HALF (1/2) OF THE BUILDING KNOWN AS SOUTHVIEW BUSINESS CENTER INCLUDING ALL IMPROVEMENTS TO APPROXIMATELY 21000 SQUARE FEET OF OFFICE SPACE AT 156 S. NORWALK RD. IN THE TOWNSHIP OF NORWALK, STATE OF OHIO.

to have and to hold for a term of seven (7) years, commencing on the 1ST day of DECEMBER, 1995, and ending exactly seven (7) years thereafter; provided Lessee shall have the right to renew this lease upon the same terms and conditions, including the rent hereinafter specified, for a like period of five (5) years.

            Lessee agrees to pay the monthly water bill as pertaining to the above described premises for the term of this lease.

            Lessee hereby agrees to pay an additional sum of One Hundred Three Thousand, Thirty-Two and 00/100 ($103,032.00) Dollars rent per year during the term of this lease, which rent is to be paid by the Lessee in monthly installments. Said monthly installments of Eight Thousand Five Hundred Eighty-Six and 00/100 ($8,586.00) Dollars when added to current monthly installments of Nine Thousand Four Hundred Seventy and 00/100 ($9,470.00) Dollars should total Eighteen Thousand Fifty-Six and 00/100 ($18,056.00) Dollars each, payable on the first day of occupancy as specified, thence monthly on the first day of the month thereafter for the term of the lease.

            All the terms found in the original Indenture of Lease shall apply to this space.

IN THE PRESENCE OF:                          LESSOR:
                                             SOUTHVIEW BUSINESS CENTER, LTD.


/s/                                          By: /s/ John E. Gelvin, Jr.
----------------------------------              --------------------------------
                                                GENERAL PARTNER
/s/
----------------------------------



                                             LESSEE:
                                             SMS GEOTRAC, INC.


/s/ Joan N. Johnson                          By: /s/ Daniel White
----------------------------------              --------------------------------
                                                PRESIDENT
/s/ Shirley M. Stang
----------------------------------



STATE OF OHIO       }
                    }: ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came JOHN E. GELVIN, JR., A GENERAL PARTNER OF THE SOUTHVIEW BUSINESS CENTER, LTD. who acknowledged that he did execute the foregoing Addendum II to the Indenture of Lease for the purposes therein contained by signing his name as Lessor.

            IN WITNESS WHEREOF, I have hereunto set me hand and official seal at Norwalk, Ohio, this 8th day of December, 1995.


                                        /s/ Leisha D. Rospert
                                        ----------------------------------------
                                        LEISHA D. ROSPERT, NOTARY PUBLIC
                                        MY COMMISSION EXPIRES: 3-7-96
                                                              ------------------



STATE OF OHIO       }
                    }: ss:
COUNTY OF HURON     }


            Before me, a Notary Public in and for said State, personally came DANIEL WHITE, PRESIDENT OF SMS GEOTRAC, INC., who acknowledged that he executed the foregoing Addendum II to the Indenture of Lease for the purposes therein contained by signing his name as Lessee.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Norwalk, Ohio, this 8th day of December, 1995.


                                  /s/ Elizabeth A. Adams
                                   ---------------------------------------------
                                   NOTARY PUBLIC ELIZABETH A. ADAMS
                                   MY COMMISSION EXPIRES: 12/7/99
                                                         -----------------------